SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): June 1, 2005

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)

     Texas                           0-4690                      74-2126975
(State or other jurisdiction (Commission file number)         (I.R.S. employer
 of incorporation)                                           identification no.)


                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000


Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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     Item 7.01 Regulation FD Disclosure

     On June 2, 2005, the Registrant issued a press release announcing that a subsidiary of the Registrant completed the sale of River Place Pointe, a commercial office building project located in Austin, Texas. The transaction closed on June 1, 2005.

     A copy of the press release issued by the Registrant on June 2, 2005, announcing the foregoing information is attached hereto as Exhibit 99.1.



     Item 9.01  Financial Statements and Exhibits.

          Exhibits.

               99.1 Text of  press release  of Financial Industries Corporation, dated June 2, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINANCIAL INDUSTRIES CORPORATION


Date: June 3, 2005                      By: /s/ J. Bruce Boisture
                                           _____________________________________
                                           J. Bruce Boisture
                                           Chief Executive Officer and
                                           President



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